UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 18, 2019

DORMAN PRODUCTS, INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	000-18914	23-2078856
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3400 East Walnut Street, Colmar, Pennsylvania 18915

(Address of principal executive offices) (Zip Code)

(215) 997-1800

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DORM	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2019, Dorman Products, Inc. (the “Company”) and Michael Ginnetti entered into a Separation Agreement and General Release (the “Separation Agreement”) in connection with the Company’s and Mr. Ginnetti’s mutual separation. The Separation Agreement provides that for and in consideration of the execution of the Separation Agreement, the Company will provide Mr. Ginnetti with the following severance benefits:

•	the Company will continue to pay Mr. Ginnetti’s current base salary for fifty-two weeks following the August 30, 2019 effective date of the Separation Agreement in accordance with the usual payroll practices of the Company; and

•	if Mr. Ginnetti validly elects to receive continuation coverage under the Company’s group health plan pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), the Company will either reimburse Mr. Ginnetti for or will pay the applicable premium payable for such coverage for the period beginning on September 1, 2019 and ending on February 28, 2020.

The Separation Agreement also contains a release of claims provision. Mr. Ginnetti has seven (7) days in which to revoke his acceptance of the Separation Agreement.

The foregoing description of the Separation Agreement is not complete and is qualified in its entirety by reference to the complete text of the agreement, a copy of which is filed as an exhibit to this Form 8-K and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Separation Agreement and General Release by and between Michael Ginnetti and Dorman Products, Inc. dated as of September 18, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORMAN PRODUCTS, INC.

Date: September 20, 2019	By:	/s/ David M. Hession
	Name:	David M. Hession
	Title:	Senior Vice President and
Chief Financial Officer